Exhibit 99.8

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance  35,787,000   Delay                  24
Coupon               at pricing   Dated           10/1/2002
Settle                11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

--------------------------------
Severity                    60%
Lag                   12 months
--------------------------------

Static Libor                                                            CDR
                            8              10             12             13             13.3          13.5             14
Price                     Yield           Yield          Yield          Yield          Yield          Yield          Yield
100                       4.797           4.815          4.879          4.899          4.417          4.038          2.948

WAL                        6.76           7.99           9.92           11.79          12.04          12.22          12.72
Mod Durn                   5.64           6.48           7.69           8.71            8.85          8.93            9.16
Mod Convexity              0.38           0.51           0.73           0.98            1.01          1.03            1.09
Payment Window        Nov02 - Jun10   Nov02 - Apr12  Nov02 - Dec15  Nov02 - Jun32  Nov02 - Jun32  Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown              -               -              -          309,783        3,251,595      5,226,414      10,167,209
Total Collat Loss       87,233,067     110,126,429    133,490,977   145,356,374     148,940,375    151,336,030    157,347,454

Class M-2 (A)

Approximate Balance  29,396,000   Delay                  24
Coupon               at pricing   Dated           10/1/2002
Settle                11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

--------------------------------
Severity                    60%
Lag                   12 months
--------------------------------

Static Libor                                                            CDR
                           6               7               8             10             10.2           10.5              11
Price                    Yield           Yield           Yield          Yield          Yield           Yield           Yield
100                      5.196           5.203           5.229          5.339          5.033           4.348           2.944

WAL                       7.72           7.95            8.77           12.28          12.59           12.91           13.54
Mod Durn                 6.201           6.354           6.867          8.784          8.924           9.052           9.298
Mod Convexity            0.467           0.491           0.578          0.998          1.038           1.074           1.148
Payment Window       Nov02 - Jun11   Nov02 - Oct11   Nov02 - Jan13  Nov02 - May25  Nov02 - Jun32   Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown             -               -               -              -          1,781,502       4,839,990      9,909,142
Total Collat Loss     64,791,449      75,956,957       87,233,067    110,126,429     112,441,348     115,922,605   121,748,540

Class B (BBB)

Approximate Balance  19,171,000   Delay                  24
Coupon               at pricing   Dated           10/1/2002
Settle                11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

--------------------------------
Severity                    60%
Lag                   12 months
--------------------------------

Static Libor                                                          CDR
                           4              5             7              8             8.5            8.8             9
Price                    Yield          Yield         Yield          Yield          Yield          Yield          Yield
100                      5.711          5.712         5.724          5.779          5.345           3.9           2.795

WAL                       9.47          9.51          9.91           11.84           13.9          14.57          15.04
Mod Durn                 7.146          7.167         7.39           8.394          9.264          9.436          9.567
Mod Convexity            0.636          0.64          0.683          0.904          1.143          1.206          1.257
Payment Window       Nov02 - May13  Nov02 - May13 Nov02 - Nov13  Nov02 - Dec16  Nov02 - Jun32  Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown             -              -             -              -          1,863,937      5,865,589      8,253,661
Total Collat Loss     42,783,328     53,734,298    75,956,957     87,233,067     92,913,318     96,335,141      98,622,094

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance  35,787,000   Delay                      24
Coupon               at pricing   Dated               10/1/2002
Settle                11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

------------------------------
Severity                  60%
Lag                 12 months
------------------------------

Forward Libor                                                           CDR
                         8              10             12               12.5          12.8            13               14
Price                  Yield           Yield          Yield            Yield          Yield          Yield           Yield
100                    4.797           4.818          4.888            4.915          4.933          4.605           2.145

WAL                    6.81            8.09           10.20            11.06          11.89          12.07           13.19
Mod Durn               5.67            6.54           7.85              8.34          8.76           8.86             9.38
Mod Convexity          0.39            0.52           0.77              0.87          0.99           1.01             1.15
Payment Window     Nov02 - Jul10   Nov02 - May12  Nov02 - May16    Nov02 - Feb18  Nov02 - Jun32  Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown           -               -              -                 -           42,331        2,184,076      13,168,256
Total Collat Loss   87,362,137      110,289,372    133,688,490       139,614,405   143,184,871     145,571,443    157,580,265

Class M-2 (A)

Approximate Balance  29,396,000   Delay                      24
Coupon               at pricing   Dated               10/1/2002
Settle                11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

------------------------------
Severity                  60%
Lag                 12 months
------------------------------

Forward Libor                                                           CDR
                             6            7              8              10           10.2            10.5             11
Price                      Yield        Yield          Yield          Yield          Yield           Yield          Yield
100                        5.197        5.201          5.229           5.34          5.05            4.313          2.773

WAL                        7.73         7.91           8.78           12.31          12.69           13.03          13.71
Mod Durn                   6.211        6.328          6.877          8.806          8.972           9.108          9.387
Mod Convexity              0.469        0.487          0.58           1.001          1.049           1.088          1.172
Payment Window         Nov02 - Jul11 Nov02 - Sep11 Nov02 - Dec12  Nov02 - Dec23  Nov02 - Jun32   Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown               -            -              -              -          1,682,861       4,898,223     10,262,574
Total Collat Loss        64,887,314  76,069,343     87,362,137     110,289,372    112,607,717     116,094,124    121,928,679

Class B (BBB)

Approximate Balance  19,171,000   Delay                      24
Coupon               at pricing   Dated               10/1/2002
Settle                11/7/2002   First Payment      11/25/2002
100% PPC (All-in), To Maturity

------------------------------
Severity                  60%
Lag                 12 months
------------------------------

Forward Libor                                                               CDR
                             4              5                7               8              8.5             8.8             9
Price                      Yield          Yield            Yield           Yield           Yield           Yield          Yield
100                        5.712          5.71             5.718           5.776           5.559           4.08            2.95

WAL                         9.5           9.53             9.76            11.72           13.89           14.57          15.04
Mod Durn                   7.158          7.18             7.308           8.334           9.279           9.464          9.616
Mod Convexity              0.638          0.643            0.667           0.889           1.146           1.212          1.268
Payment Window         Nov02 - May13  Nov02 - Jun13    Nov02 - Aug13   Nov02 - Sep16   Nov02 - Jun32   Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown               -              -                -               -            1,095,258      5,294,211     7,739,105
Total Collat Loss       42,846,630      53,813,803      76,069,343       87,362,137      93,050,792      96,477,679    98,768,015

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance        35,787,000   Delay                          24
Coupon                     at pricing   Dated                   10/1/2002
Settle                      11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

--------------------------------------
Severity                          60%
Lag                         12 months
--------------------------------------

Forward Libor* 1.5                                                                                            CDR
                           8               10              12             12.6             12.8             13             14
Price                    Yield            Yield           Yield           Yield            Yield          Yield           Yield
100                      4.798            4.822           4.903           4.838            4.434          3.959           0.763

WAL                      6.90             8.25            10.65           12.03            12.23          12.45           13.90
Mod Durn                 5.74             6.65            8.11            8.85             8.95            9.05           9.71
Mod Convexity            0.40             0.54            0.82            1.01             1.03            1.06           1.25
Payment Window       Nov02 - Aug10    Nov02 - Aug12   Nov02 - Jan17   Nov02 - Jun32    Nov02 - Jun32  Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown             -                -               -           763,793          3,108,855      5,488,738      17,811,722
Total Collat Loss     87,454,669       110,406,188     133,830,090    140,952,449       143,336,530    145,725,630     157,747,172

Class M-2 (A)

Approximate Balance        29,396,000   Delay                          24
Coupon                     at pricing   Dated                   10/1/2002
Settle                      11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

--------------------------------------
Severity                          60%
Lag                         12 months
--------------------------------------

Forward Libor* 1.5                                                       CDR
                           6                7              8              9               10              10.5           11
Price                    Yield            Yield          Yield          Yield            Yield           Yield          Yield
100                      5.197            5.201          5.234          5.291            5.239           3.915          2.132

WAL                      7.74             7.97           8.91           10.39            12.66           13.27          14.02
Mod Durn                 6.219            6.369          6.953          7.814            8.966           9.213          9.556
Mod Convexity            0.47             0.493          0.594          0.764            1.047           1.118          1.222
Payment Window       Nov02 - Jul11    Nov02 - Oct11  Nov02 - Feb13  Nov02 - Oct15    Nov02 - Jun32   Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown             -                -              -              -             687,876        6,296,995     11,952,188
Total Collat Loss      64,956,041     76,149,914      87,454,669      98,872,628       110,406,188    116,217,089    122,057,824

Class B (BBB)

Approximate Balance        19,171,000   Delay                          24
Coupon                     at pricing   Dated                   10/1/2002
Settle                      11/7/2002   First Payment          11/25/2002
100% PPC (All-in), To Maturity

--------------------------------------
Severity                          60%
Lag                         12 months
--------------------------------------

Forward Libor* 1.5                          CDR
                            4                5               7               8             8.3              8.5             9
Price                     Yield            Yield           Yield           Yield          Yield            Yield          Yield
100                       5.712            5.71            5.717           5.782          5.808            5.199          2.345

WAL                       9.51             9.55            9.82            11.95          13.15            14.13          15.3
Mod Durn                  7.166            7.188           7.343           8.447          9.004            9.351          9.777
Mod Convexity             0.64             0.644           0.674           0.916          1.058            1.169          1.318
Payment Window        Nov02 - Jun13    Nov02 - Jun13   Nov02 - Sep13   Nov02 - Jan17  Nov02 - Apr20    Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown              -                -               -               -               -           2,235,254      8,635,573
Total Collat Loss      42,892,013       53,870,802       76,149,914      87,454,669      90,868,063      93,149,350     98,872,628


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-